                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 15, 2003
                                                -------------------------------
Commission File Number:                      1-5273-1
                         ------------------------------------------------------

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)

            New York                                        13-2565216
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(State of other jurisdiction                                (IRS Employer
of incorporation)                                           Identification No.)


     650 Fifth Avenue, New York, New York                   10019-6108
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(Address of principal executive offices)                     (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)

                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5
OTHER EVENTS


On May 15, 2003, the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 payable on June 30, 2003 to shareholders of record on June 15, 2003. The press release is included herein as Exhibit 99.1.


ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of the Business Acquired.
     Not Applicable

(b)  Pro Forma Financial Information
     Not Applicable

(c)  Exhibits
     99.1 Press Release dated May 15, 2003

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                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1      Press Release dated May 15, 2003

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:     May 16, 2003




BY:       /s/ JOHN W. TIETJEN
          -------------------------------
          JOHN W. TIETJEN
          Executive Vice President, Treasurer
          and Chief Financial Officer